Exhibit 10.8

This Instrument was prepared by and when recorded return to:

Daniel J. Favero, Esq.
Mayer Brown LLP
71 South Wacker Street
Chicago, Illinois 60606

SPACE ABOVE THIS LINE RESERVED FOR RECORDER’S USE ONLY
CLARK COUNTY LAS VEGAS STADIUM, LLC
“Company”
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION (SUCCESSOR TO WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION), as Trustee
“Lender”
______________________________________
OMNIBUS AMENDMENT
______________________________________
Dated as of July 31, 2024

OMNIBUS AMENDMENT
THIS OMNIBUS AMENDMENT (this “Agreement”) is entered into as of July 31, 2024, by and among CLARK COUNTY LAS VEGAS STADIUM, LLC, a limited liability company organized under the laws of the State of Delaware (the “Company”), and COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION (successor to Wells Fargo Trust Company, National Association), as Trustee under that certain LVCVA (Las Vegas, NV) Receivables-Backed Pass Through Trust Agreement and Declaration of Trust dated as of July 20, 2018 (the “Lender”).
RECITALS:
WHEREAS, pursuant to that certain Note Purchase Agreement dated as of July 20, 2018 between the Company and the Lender (the “Note Purchase Agreement”), the Company heretofore issued to Lender its $51,231,000.00 original principal amount 4.92% Senior Secured Note due on the Maturity Date (as defined in the Note) (the “Note”);
WHEREAS, the Note is secured by, among other things, that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing Statement dated as of July 20, 2018 from the Company for the benefit of the Lender and recorded July 20, 2018 as Instrument No. 20180720-0001427 in the Deed Records of Clark County, Nevada (the “Deed of Trust”) covering that certain real property more particularly described on Exhibit “A” attached hereto and by this reference incorporated herein (the “Property”);
WHEREAS, the Company has entered into that certain Naming Rights and Marketing Agreement dated as of the Effective Date (as defined therein) related to the Property with Las Vegas Convention and Visitors Authority, a government entity of the State of Nevada (the “LVCVA”) (such Naming Rights and Marketing Agreement as it may heretofore or hereafter be amended, supplemented or modified and any replacement or substitution thereof is herein referred to as the “Naming Rights Agreement”) and assigned all of its right, title and interest in and to the Sponsorship Fees (as defined in the Naming Rights Agreement) to Lender pursuant to the Deed of Trust and that certain Security Agreement and Collateral Assignment of Naming Rights and Marketing Agreement dated as of July 20, 2018 from the Company to Lender (the “Security Agreement”).
WHEREAS, the outstanding principal amount of the Note as of the date hereof is $42,049,906.18;
WHEREAS, the Lender has consented to (i) the release of the obligations of The Howard Hughes Corporation (the “Transferor”), under the Indemnity and Guaranty dated as of July 20, 2018 and the release of the obligations of the Indemnitor under the Hazardous Material Indemnity Agreement dated as of July 20, 2018, (ii) the execution and delivery by Seaport Entertainment Group Inc., a Delaware corporation (the “Transferee”), of a replacement Indemnity and Guaranty Agreement as of the date hereof and the execution and delivery by the Company and the Transferee of a replacement Hazardous Material Indemnity Agreement dated as of the date hereof, and (iii) the transfer, directly or indirectly, of one hundred percent (100%) of the equity interests in the Company, from Transferor to Transferee (the “Equity Transfer”), pursuant to the Consent to Equity Transfer dated on or about the date hereof (the “Consent”);
WHEREAS, unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Deed of Trust; and
NOW, THEREFORE, in consideration of the above premises, the mutual covenants hereinafter expressed, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Amendments to Operative Agreements.
(a) Each of the Operative Agreements (as defined in the Deed of Trust) is hereby amended by:
(i) replacing the notice instructions for the Company with the following address:
Clark County Las Vegas Stadium, LLC
c/o Seaport Entertainment Group Inc.
199 Water Street, 28th Floor
New York, NY 10038
Attn: Anton Nikodemus
(ii) replacing each reference to “THE HOWARD HUGHES CORPORATION, a Delaware corporation” as Indemnitor under the Hazardous Material Indemnity Agreement and Indemnity and Guaranty Agreement, with “SEAPORT ENTERTAINMENT GROUP INC., a Delaware corporation”;
(iii) replacing the notice instructions for the Indemnitor with the following address:
c/o Seaport Entertainment Group Inc.
199 Water Street, 28th Floor
New York, NY 10038
Attn: Anton Nikodemus
(iv) replacing each reference to “WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION” with “COMPUTERSHARE TRUST COMPANY, N.A.”;

(v) replacing each reference to “WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE” with “COMPUTERSHARE TRUST COMPANY, N.A., AS TRUSTEE”;
(vi) replacing the notice instructions for the Lender, the Purchaser, the Trustee, the Escrow Agent and the Beneficiary with the following address:
c/o Computershare Trust Company, N.A.
Columbia Mailroom Team
9062 Old Annapolis Road
Columbia, MD  21045
Attn: Corporate Trust Lease Group
(b) Section 2.1 of the Deed of Trust is amended by replacing the address set forth therein with the following:
Clark County Las Vegas Stadium, LLC
c/o Seaport Entertainment Group Inc.
199 Water Street, 28th Floor
New York, NY 10038
Attn: Anton Nikodemus
(c) Section 2.3(i)(ii) of the Deed of Trust is amended by replacing the reference to “The Howard Hughes Corporation” to “Seaport Entertainment Group Inc.”
2.    Company Representations and Warranties. After giving effect to the Equity Transfer, the Company hereby represents and warrants to Lender that as of the date hereof:
a.    Each of the Operative Documents to which the Company is a party, the Indemnity and Guaranty Agreement, the Hazardous Material Indemnity Agreement, the Naming Rights Agreement and the Security Agreement are in full force and effect;
b.    The Company has not received or given any written notice of default from or to any party to the Operative Documents;
c.    No Event of Default as defined in the Deed of Trust has occurred and is continuing and, to the knowledge of the Company, no circumstance or condition exists, which with the giving of notice or the passage of time, or both, would constitute a default by the Company under the Operative Documents; and
d.    The Company is not in default under the Naming Rights Agreement and, to the Company’s knowledge, no other default has occurred and is continuing under the Naming Rights Agreement and no other event has occurred which with the lapse of time or notice, or both, would constitute a default under the Naming Rights Agreement.
3.     Lender Acknowledgements. Lender acknowledges and agrees that as of the date hereof:
a.    The outstanding principal of the Note as of the date hereof is $42,049,906.18;
b.    No payment default under the Operative Documents has occurred and is continuing; and
c.    to Lender’s actual knowledge, no other default under the Operative Documents has occurred and is continuing.
4.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties, their respective heirs, personal representatives, successors and assigns.
5.    Counterparts. This Agreement may be executed in a number of identical counterparts. If so executed, each such counterpart is to be deemed an original for all purposes, and all such counterparts shall collectively constitute one agreement, but for the purpose of proving the existence of this Agreement it shall not be necessary to produce or account for more than one such counterpart except for the purpose of demonstrating that any party is a signatory thereto.
6.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties, their respective heirs, personal representatives, successors and assigns.
7.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.
8.    Release. Upon effectuation of the Equity Transfer contemplated hereby and upon satisfaction of all of the conditions set forth in Section 2.3(h) of the Deed of Trust and in the Consent, the Transferor shall be relieved of all obligations and released from all liability under the Hazardous Material Indemnity Agreement and the Indemnity and Guaranty Agreement. By its signature below, Lender confirms that all such conditions have been satisfied or waived.
[Signatures on Following Page]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

COMPANY:

CLARK COUNTY LAS VEGAS STADIUM, LLC, a Delaware limited liability company

By:	/s/ Carlos A. Olea
Name:	Carlos A. Olea
Title:	Chief Financial Officer
ACKNOWLEDGMENTS
STATE OF TEXAS)
) SS
COUNTY OF Montgomery)
I, Marilyn P. Davis, a Notary Public in and for the County and State aforesaid, do hereby certify that Carlos A. Olea to me known, who declared and acknowledged that he is the Chief Financial Officer of Clark County Las Vegas Stadium, LLC, a Delaware limited liability company, subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that she/he, being thereunto duly authorized, signed and delivered the said instrument as the free and voluntary act of said companies and as her/his own free and voluntary act, for the uses and purposes therein set forth.
Given under by hand and notarial seal this 15th day of May, 2024.

/s/ Marilyn P. Davis
Notary Public

Marilyn P. Davis
Printed Name:
(Seal)

Commission expires 2/13/2027

LENDER:

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION (SUCCESSOR TO WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION),
as Trustee

By:	/s/ Sara Corcoran
Name:	Sara Corcoran
Title:	Officer
ACKNOWLEDGMENTS
STATE OF MN)
) SS
COUNTY OF Ramsey)
I, Mary Guy Monson-Owen , a Notary Public in and for the County and State aforesaid, do hereby certify that to me known, who declared and acknowledged that he is the Officer of Computershare Trust Company, National Association, as Trustee, a national banking association, subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that he, being thereunto duly authorized, signed and delivered the said instrument as the free and voluntary act of said national banking association and as his own free and voluntary act, for the uses and purposes therein set forth.
Given under by hand and notarial seal this 14th day of May, 2024.

/s/ Mary Guy Monson-Owen
Notary Public

Mary Guy Monson-Owen
Printed Name:
(Seal)

Commission expires 1/31/2025